UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2015

Morgan Stanley Capital I Trust 2015-MS1

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

 (Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Exact name of sponsor as specified in its charter)

Delaware	333-180779-17	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of July 7, 2015, with respect to Morgan Stanley Capital I Trust 2015-MS1. The purpose of this amendment is (1) to make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed and (2) to file the executed versions of the agreements filed as Exhibits 4.1 and 99.1 to the Form 8-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of June 25, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Morgan Stanley & Co. LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein)
4.3	Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein)
4.4	Trust and Servicing Agreement, dated as of May 5, 2015, between Morgan Stanley Capital I Inc., as depositor, Keybank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein)
99.1	Mortgage Loan Purchase Agreement, dated June 25, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Zachary Fischer
Name: Zachary Fischer Title: Vice President

Date: July 21, 2015

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 25, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Morgan Stanley & Co. LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein)
4.3	Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein)
4.4	Trust and Servicing Agreement, dated as of May 5, 2015, between Morgan Stanley Capital I Inc., as depositor, Keybank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein)
99.1	Mortgage Loan Purchase Agreement, dated June 25, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

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